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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-4 (File No. 333-53386) of BioTransplant Inc. of our report dated March 7, 2001, relating to the financial statements of Eligix, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 28, 2001